BIO Investor Forum October 2008 Exhibit 99.1

Business Overview
• Two core assets with significant upside in
expanding markets
– Type 2 Diabetes
– Obesity
– Respiratory
• Focused library of back-up compounds
• Focused clinical programs
• Significant unrecognized value for core assets

Product Overview
MEDI-528 (Anti-IL9 Antibody)
• Phase 2 development for atopic and non-atopic asthma
• Licensed to MedImmune in 2001
– > $50M in remaining milestones (post-2010)
– Start of Phase 3 and BLA filing = ~$4M (total)
• No development costs to Genaera; IP support
• Acceptable adverse event profile in Phases 1 and 2 thus far
• Go/No-Go decision to pivotal trials expected in 1Q09
MSI-1436 (trodusquemine)
• Internally developed PTP-1B inhibitor
• Phase 1 development for type 2 diabetes and obesity
• Profound preclinical impact on weight and insulin sensitivity
• Promising early PD effects in first Phase 1 study
• Available for partnering

MSI-1436 Differentiation
• Competitively positioned to treat both type 2 diabetes and obesity with one drug
– Primary impact on insulin sensitization and appetite suppression
– Over time may impact factors of fatty-liver disease (NASH)
• Mechanism of Action = PTP-1B Inhibition
– Inhibits PTP-1B both centrally (weight loss) and peripherally (anti-diabetic)
– PTP-1B inhibition is a highly pursued mechanism of action
– Allosteric, non-competitive mechanism is key to selectivity and safety
– Does not bind at the active site
– Excellent selectivity relative to homologous PTPs
– Demonstrates significant selectivity for inhibiting PTP-1B
• Convenient subcutaneous depot dosing
– Weekly administration planned for Phase 2
– Bi-monthly administration potential

Clinical Summary
Study MSI-1436C-102:  Phase 1b
– Ascending multiple dose study in obese/overweight
type 2 diabetic subjects
• Not well controlled on metformin
– 3 cohorts of dosing intervals
• Every 3 days, 8 total doses
– Primary outcomes: Safety and multiple dose PK
– Secondary outcomes: Oral glucose tolerance and insulin
sensitivity; satiety and weight loss
– Projected initiation: 4Q08

Clinical Summary
Study MSI-1436C-103
Phase 1: ASD – obese/overweight type 2 diabetic subjects
– First dose administered January 17; Last patient visit June 24
– Endpoints included PK and safety in special population
– Additional endpoints: short-term glucose control indices, glucose tolerance, evaluation of insulin sensitivity/PD effect
– 28 subjects (5 treated, 2 placebo per cohort)
– 3, 6, 10 and 15 mg/m
– Conducted at Cetero Research Sites in San Antonio, TX and Miami, FL
Results
– No serious adverse events (SAEs) reported
– Drug-related adverse events
• Infusion site reaction: Grade 1 (2/28)
• Nausea: Grade 1 (1/28)
– No impact on major chemistry and hematology parameters
– No changes in biomarkers for inflammation, pituitary or hypothalamic function
– No discontinuations due to AEs
– No safety signals and the AE profile was consistent with that of placebo
2

Phase 1 (Study 103) in Obese and Overweight Type 2
Diabetic Subjects
MSI-1436 Reduces Body Weight
After a Single Dose
-2.5%
-2.0%
-1.5%
-1.0%
-0.5%
0.0%
0.5%
Placebo
3 mg/m²
6 mg/m²
10 mg/m²
15 mg/m²
Weight Loss Day -1 to 3

Clinical Summary
Study MSI-1436C-101
Phase 1: ASD – healthy obese subjects
– First dose administered May 17; Last patient visit October 24
– Endpoints included PK and safety
– 38 subjects (6 cohorts)
– Single doses of 0.3, 1, 3, 10, 20 and 40 mg/m
Results
– Most adverse events (AEs) were transient and well distributed between placebo and treated subjects
– Drug-related nausea and infusion site discomfort at 40 mg/m
– No impact on major chemistry and hematology parameters
– No changes in biomarkers for inflammation, pituitary or hypothalamic function
– Changes in post-prandial glucose and insulin values are promising
2
2

Glucose (mg/dL)
Placebo
1 and 3 mg/m2
10 and 20 mg/m2

Insulin (mU/mL)
Placebo
1 and 3 mg/m2
10 and 20 mg/m2

2-3 Fold Lower Post-prandial Serum Insulin Concentrations Maintain
Normal Post-prandial Serum Glucose Following Higher Doses of
Trodusquemine in Study MSI-1436C-101 (a)
‡ p=0.005 vs placebo
† p=0.853 vs placebo
*  p=0.180 vs placebo
‡
†
*
(a) Serum Insulin and Glucose values were drawn approximately 2 and 4 hours following a normal meal on the day of single dose administration of MSI-1436.
“High” and “Low” dose groups (n=5/grp) were combined for Student’s T-tests.
Trodusquemine and Insulin Resistance in Healthy
Obese and Overweight Subjects
Mean Serum Glucose Following a Single Dose of MSI-
1436
0
20
40
60
80
100
120
140
160
FBS 4hr PK 6hr PK
Time
Serum Insulin Following a Single Dose of MSI-1436
0.0
20.0
40.0
60.0
80.0
100.0
120.0
Fasting 4 hr PK 6hr PK
Time

Preclinical Summary
• MSI-1436 is a potent insulin sensitizer
– In animal models, the onset of MSI-1436’s insulin pathway actions is rapid and profound
• MSI-1436 produces dramatic and durable weight loss
– Weight loss is focused in the fat compartment, with no protein or bone loss
• The potential viability of subcutaneous administration
has been established
– Comprehensive external activity on alternate subQ formulations in progress
• Preclinical pipeline of NCEs for metabolic disorders

Effect of MSI-1436 on Body Weight in DIO Rats
Single subcutaneous dose

10
0
-10
-20
-30
-40
-50
-60
body weight change from baseline (g)
0
1
2
3
4
5
6
7
days after administration
Vehicle
-0.2%
-0.8%
1 mg/kg
3 mg/kg
-3.5%
10 mg/kg
-10.3%
Change in Food Intake

Preclinical Summary Male DIO Rats (F344); n=6 per group 45% kcal diet for 20 weeks prior to dosing (>450 grams each)

Preclinical Summary
MSI-1436 and Type 2 Diabetes
Takahashi, et al, J. Hepatology, 41: 391-398 (2004)
Improves
Insulin
Sensitivity
(Independent of weight loss)
0
100
200
300
400
Saline Pair-Fed MSI-1436 Wild type
mice
Lowers
Blood
Glucose
75
100
125
150
175
200
0 30 60 90 120
Time, min.
Vehicle
Trodusquemine
Pair-fed
Single 1436 dose at t-1 day
Insulin bolus at t = 0
Ob/Ob mice
Fasting Blood Glucose, mg/dL
Multiple 1436 doses
8 mg/kg (q4 days x 4)
Ob/Ob mice
12 days: 30 % BW decrease
*Fasting Blood Glucose, mg/dL

Fattening Period
Treatment Period
60% Fat Diet
45% Fat Diet
Control Diet
41%
37%
14%
Body Weight (Mean + SEM) (gms)
55
50
45
40
35
30
25
20
15
10
Pre-Diet (-3 months)
0
7
14
21
Time (Days)
Dosing Schedule
Day 0 - 10 mg/kg
Day 7 - 5 mg/kg
Day 14 – 5 mg/kg
Day 21 – 5 mg/kg

GENAERA

Preclinical Summary
MSI-1436 and Obesity
Induced Weight Loss (DIO mouse)
• Proportional to pre-treatment body weight
• Weight lost is all fat*
• No muscle loss
* Determined by Body Composition Analysis

MEDI-528 Phase 2 Plan
• CP-138: Phase 2, Single Dose IV (completed)
– Primary outcome:
Inhibition of late asthmatic response
Status: Data FPFV: Nov 2006 LPLV: Aug 2007
• CP-139: Phase 2, Single Dose IV
– Primary outcome:
Neutralization of IL-9 in bronchoalveolar lavage fluid
Status: Ongoing FPFV: July 2007 LPLV: 3Q08
• CP-131: Phase 2, Multiple Dose Subcutaneous
– Primary outcome:
Safety
Status: Ongoing FPFV: July 2007 LPLV: 3Q08
• CP-143: Phase 2, Multiple Dose Subcutaneous
– Primary outcome:
Exercise-induced bronchoconstriction
Status: Ongoing FPFV: March 2008 LPLV: 1Q09

Corporate Milestones
October 4, 2008 NAASO - Study 103 safety and PK data
June 2008 Study 103 (Phase 1 - Obese, T2D, Single Ascending Dose) LPI
June 6-10, 2008 American Diabetes Association
1H09 Phase 1b Obesity Data (Study 102)
1Q09 Go/No-Go Decision
2H08 Additional Phase 2 Data
March 2008 Study 143 (Phase 2, Exercise-induced bronchoconstriction) Initiated
MEDI-528 (Anti-IL9 Antibody)
4Q08 Study 102 (Phase 1b - Obese T2D, Multiple Ascending Dose) Initiation
January 24 Keystone Symposia – preclinical data presented
January 17 Study 103 (Phase 1 - Obese T2D, Single Ascending Dose) Initiated
Trodusquemine (MSI-1436) Expected Timing

Financial Summary
• Balance Sheet
(06/30/08)
– Cash $12.8M
– Total assets (excluding cash) $821K
– Total liabilities $1.75M
• Cash into mid-2009
• Shares Outstanding
– Common stock 17.5M
– Warrants 5.2M
– Options 4.2M

www.genaera.com NASDAQ:GENR For more information, contact: Jennifer Bilotti Senior VP, Corporate Communications (610) 941-4004 jbilotti@genaera.com © 2008 Genaera Corporation Inc.